SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
        Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Earliest Event Reported: March 1, 2005(date
of earliest event reported)
RESIDENTIAL ACCREDIT LOANS, INC.
(Exact name of Registrant as Specified in Charter)

Delaware	333-107959	51-0368240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
      8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437
(Address of Principal Executive Offices) (Zip Code)
        Registrant’s telephone number, including area code: (952) 857-7000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Other Events.

On March 1, 2005, Residential Accredit Loans, Inc. caused the issuance and sale of the Mortgage Trust Certificates, Series 2005-QR1, pursuant to a Trust Agreement dated as of March 1, 2005, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.

Item 9. Financial Statements, Pro Forma Financial Information and Exhibits.

    (a)        Not applicable

    (b)        Not applicable

    (c)        Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

Exhibit
Number

10.1	Trust Agreement dated as of March 1, 2005 among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                             RESIDENTIAL ACCREDIT LOANS, INC.

                                                              By:      /s/Heather Anderson
                                                              Name:    Heather Anderson
                                                              Title:   Vice President
Dated: March 1, 2005

Exhibit 10.1

Trust Agreement dated as of March 1, 2005 among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.